UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

 Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACTOF 1934

April 29, 2019
Date of Report (Date of earliest event reported)

The Boeing Company
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Boeing Company held its Annual Meeting of Shareholders on April 29, 2019. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert A. Bradway	382,840,699	6,056,828	4,688,070	109,867,458
David L. Calhoun	379,646,732	8,251,688	5,687,177	109,867,458
Arthur D. Collins Jr.	380,307,505	10,024,703	3,253,389	109,867,458
Edmund P. Giambastiani Jr.	382,029,412	7,000,769	4,555,416	109,867,458
Lynn J. Good	382,852,022	6,217,510	4,516,065	109,867,458
Nikki R. Haley	383,905,493	7,408,591	2,271,513	109,867,458
Lawrence W. Kellner	365,225,560	23,601,448	4,758,589	109,867,458
Caroline B. Kennedy	379,973,984	9,358,486	4,253,127	109,867,458
Edward M. Liddy	379,357,530	10,727,487	3,500,580	109,867,458
Dennis A. Muilenburg	382,303,665	8,709,662	2,572,270	109,867,458
Susan C. Schwab	378,237,586	11,093,777	4,254,234	109,867,458
Ronald A. Williams	381,113,566	7,618,907	4,853,124	109,867,458
Mike S. Zafirovski	380,066,456	10,308,999	3,210,142	109,867,458

2. Approve, on an Advisory Basis, Named Executive Officer Compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
362,097,512	26,605,955	4,882,130	109,867,458

3. Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2019:

FOR	AGAINST	ABSTAIN
483,738,893	16,881,786	2,832,376

4. Shareholder Proposal - Additional Report on Lobbying Activities:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
126,729,418	261,903,393	4,952,786	109,867,458

5. Shareholder Proposal - Impact of Share Repurchases on Performance Metrics:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,445,178	362,317,801	4,822,618	109,867,458

6. Shareholder Proposal - Independent Board Chairman:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
135,369,382	253,987,260	4,228,955	109,867,458

7. Shareholder Proposal - Remove Size Limit on Proxy Access Group:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
93,237,615	294,552,524	5,795,458	109,867,458

8. Shareholder Proposal - Mandatory Retention of Significant Stock by Executives:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
96,594,318	292,182,696	4,808,583	109,867,458

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By: /s/ Grant M. Dixton
Grant M. Dixton
Vice President, Deputy General Counsel
and Corporate Secretary

Dated: April 29, 2019